EXHIBIT 99.2

                            INDEMNIFICATION AGREEMENT
                                 {Officer Form}

     This Agreement is made and entered into this ___ day of ________, 2004 (the "Agreement"), by and between Rogers Corporation, a Massachusetts corporation (the "Company," which term shall include, where appropriate, any Entity (as hereinafter defined) controlled directly or indirectly by the Company and any domestic or foreign predecessor entity of Rogers Corporation in a merger) and _________________________ ("Indemnitee," which term shall include, unless the context requires otherwise, the estate or personal representative of such person).

     WHEREAS, it is essential to the Company that it be able to retain and attract as officers the most capable persons available;

     WHEREAS, the substantial increase in corporate litigation has subjected officers to expensive litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance have made it, or may in the future make it, increasingly difficult for the Company to attract and retain such persons;

     WHEREAS, the Bylaws of the Company require the Company to indemnify and advance expenses to its officers to the fullest extent permitted by applicable law, and permit it to make other indemnification arrangements and agreements;

     WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee's rights to full indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of the Bylaws or any change in the ownership of the Company or the composition of its Board of Directors); and

     WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as an officer of the Company.

     NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1. Definitions.

          (a) "Corporate Status" describes the status of a person who is serving or has served (i) as an officer and, if applicable, a director of the Company, (ii) in any capacity with respect to any employee benefit plan applicable to the Company or any Subsidiary at the request of the Company, or (iii) as a director, officer, partner, trustee, employee, or agent of any other Entity at the request of the Company. For purposes of subsection (ii) and (iii) of this Section 1(a), if Indemnitee is serving or has served in any capacity with respect to an employee benefit plan applicable to the Company or any Subsidiary, or as a director, officer, partner, trustee, employee or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.


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          (b) "Entity" shall mean any domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other entity.

          (c) "Expenses" shall mean all fees, costs and expenses incurred by Indemnitee in connection with any Proceeding (as defined below), including, without limitation, attorneys' fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 10 and 11(c) of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

          (d) "Indemnifiable Expenses," "Indemnifiable Liabilities" and "Indemnifiable Amounts" shall have the meanings ascribed to those terms in Section 3(a) below.

          (e) "Liabilities" shall mean obligations to pay judgments, settlements, penalties, fines including excise taxes assessed with respect to employee benefit plans, or reasonable expenses incurred with respect to Proceedings.

          (f) "Proceeding" shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 10 of this Agreement to enforce Indemnitee's rights hereunder.

          (g) "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture, trust or other Entity of which the Company owns (either directly or through or together with another Subsidiary of the Company) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other Entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other Entity.

     2. Services of Indemnitee. In consideration of the Company's covenants and commitments hereunder, Indemnitee agrees to serve or continue to serve as an officer and, if applicable, a director of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any.

     3. Agreement to Indemnify. The Company agrees to indemnify Indemnitee as follows:


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

          (a) Proceedings Other Than By or In the Right of the Company. Subject to the exceptions contained in Section 4(a) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Expenses and Liabilities incurred or paid by Indemnitee in connection with such Proceeding (referred to herein as "Indemnifiable Expenses" and "Indemnifiable Liabilities," respectively, and collectively as "Indemnifiable Amounts").

          (b) Proceedings By or In the Right of the Company. Subject to the exceptions contained in Section 4(b) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Indemnifiable Expenses.

          (c) Conclusive Presumption Regarding Standard of Care. In making any determination required to be made under Massachusetts law with respect to entitlement to indemnification hereunder, the person, persons or Entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee submitted a request therefor in accordance with Section 5 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or Entity of any determination contrary to that presumption.

     4. Exceptions to Indemnification. Indemnitee shall be entitled to indemnification under Sections 3(a) and 3(b) above in all circumstances other than with respect to any specific claim, issue or matter involved in the Proceeding out of which Indemnitee's claim for indemnification has arisen, as follows:

          (a) Proceedings Other Than By or In the Right of the Company. If indemnification is requested under Section 3(a) and it has been finally adjudicated by a court of competent jurisdiction in The Commonwealth of Massachusetts that, with respect to such specific claim, issue or matter, Indemnitee (i) did not conduct himself or herself in good faith in the reasonable belief that his or her conduct was (A) in the best interest of the Company or such other Entity, or
          (B) at least not opposed to the best interests of the Company or such other Entity; (ii) did not conduct himself or herself, to the extent such matter related to service with respect to an employee benefit plan, in the reasonable belief that his or her conduct was in the best interests of the participants or beneficiaries of such employee benefit plan, or (iii) with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was lawful, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder.

          (b) Proceedings By or In the Right of the Company. If indemnification is requested under Section 3(b) and


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               (i) it has been finally adjudicated by a court of competent jurisdiction in The Commonwealth of Massachusetts that, with respect to such specific claim, issue or matter, Indemnitee (i) did not conduct himself or herself in good faith in the reasonable belief that his or her conduct was (A) in the best interest of the Company or such other Entity, or (B) at least not opposed to the best interests of the Company or such other Entity; or (ii) did not conduct himself or herself, to the extent such matter related to service with respect to an employee benefit plan, in the reasonable belief that his or her conduct was in the best interests of the participants or beneficiaries of such employee benefit plan, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder; or

               (ii) it has been finally adjudicated by a court of competent jurisdiction in The Commonwealth of Massachusetts that Indemnitee is liable to the Company with respect to such specific claim, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder with respect to such claim, issue or matter, unless a court of competent jurisdiction in The Commonwealth of Massachusetts shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such Indemnifiable Expenses which such court shall deem proper; or

               (iii) it has been finally adjudicated by a court of competent jurisdiction in The Commonwealth of Massachusetts that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder.

          (c) Determination of Good Faith. For purposes of determining "good faith" hereunder, the Indemnitee shall be deemed to have acted in good faith if Indemnitee's conduct was based primarily on (i) the records or books of account of the Company or the applicable Entity, including financial statements, (ii) information supplied to Indemnitee by or at the direction of other members of the management of the Company or the applicable Entity in the course of their duties, (iii) the advice of legal counsel for the Company or the applicable Entity, or (iv) information or records given or reports made to the Company or the applicable Entity by an independent certified public accountant, by an appraiser or other expert selected with reasonable care by the Company or the applicable Entity. The provisions of this clause shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have acted in good faith.

          (d) Insurance Proceeds. To the extent payment is actually made to the Indemnitee under a valid and collectible insurance policy in respect of Indemnifiable Amounts in connection with such specific claim, issue or matter, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder except in respect of any excess beyond the amount of payment under such insurance.


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

     5. Procedure for Payment of Indemnifiable Amounts. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Section 3 of this Agreement and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee promptly, and in any event within thirty (30) calendar days of receipt of the request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

     6. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is wholly successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such claim, issue or matter.

     7. Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee (i) did not conduct himself or herself in good faith in the reasonable belief that his or her conduct was (A) in the best interest of the Company or such other Entity, or (B) at least not opposed to the best interests of the Company or such other Entity; (ii) did not conduct himself or herself, to the extent such matter related to service with respect to an employee benefit plan, in the reasonable belief that his or her conduct was in the best interests of the participants or beneficiaries of such employee benefit plan, or (iii) with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was lawful.

     8. Agreement to Advance Expenses; Undertaking. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in which Indemnitee is involved by reason of such Indemnitee's Corporate Status, whether prior to or after final disposition of such Proceeding. To the extent required by Massachusetts law, Indemnitee hereby undertakes to repay any and all of the amount of Indemnifiable Expenses paid to, or amounts paid on behalf of, Indemnitee if it is finally determined by a court of competent jurisdiction in The Commonwealth of Massachusetts that Indemnitee is not entitled under this Agreement to indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.


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

     9. Procedure for Advance Payment of Expenses. Indemnitee shall submit to the Company (i) a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 8 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses; (ii) a written affirmation of his or her good faith belief that he or she (a) conducted himself or herself in good faith in the reasonable belief that his or her conduct was (I) in the best interest of the Company or such other Entity, or (II) at least not opposed to the best interests of the Company or such other Entity; (b) conducted himself or herself, to the extent such matter related to service with respect to an employee benefit plan, in the reasonable belief that his or her conduct was in the best interests of the participants or beneficiaries of such employee benefit plan, or (c) with respect to any criminal Proceeding, had reasonable cause to believe that his or her conduct was lawful; (iii) his or her written undertaking to repay any funds advanced if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to indemnification under this Agreement. Payment of Indemnifiable Expenses under Section 8 shall be made no later than thirty
(30) calendar days after the Company's receipt of such request.

     10. Remedies of Indemnitee.

          (a) Right to Petition Court. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 3 and 5 above or a request for an advancement of Indemnifiable Expenses under Sections 8 and 9 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition any court of competent jurisdiction in The Commonwealth of Massachusetts to enforce the Company's obligations under this Agreement.

          (b) Burden of Proof. In any judicial proceeding brought under Section 10(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

          (c) Expenses. The Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 10(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith, whether or not Indemnitee is successful in whole or in part in connection with any such action.


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

          (d) Failure to Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or shareholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 10(a) above, and shall not create a presumption that such payment or advancement is not permissible.

     11. Defense of the Underlying Proceeding.

          (a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to receive payments of Indemnifiable Amounts or advancements of Indemnifiable Expenses unless the Company's ability to defend in such Proceeding is materially and adversely prejudiced thereby.

          (b) Defense by Company. Subject to the provisions of the last sentence of this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder with counsel chosen by the Company with the consent of the Indemnitee (which consent shall not be unreasonably withheld); provided, however that the Company shall notify Indemnitee of any such decision to defend within ten (10) calendar days of receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10(a) above or pursuant to Section 19 below.

          (c) Indemnitee's Right to Counsel. Notwithstanding the provisions of
          Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes that he or she may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, (ii) a conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.


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     12. Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee as follows:

          (a) Authority. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

          (b) Enforceability. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company and its successors in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

     13. Insurance. Nothing contained in this Agreement shall be deemed to prohibit the Company from purchasing and maintaining insurance, at its expense, to protect itself or the Indemnitee against any expense, liability or loss incurred by it or the Indemnitee in any such capacity, or arising out of the Indemnitee's Corporate Status as such, whether or not the Indemnitee would be indemnifiable against such expense, liability or loss under this Agreement; provided that the Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     14. Contract Rights Not Exclusive. The rights to payment of Indemnifiable Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company's Restated Articles of Organization or Bylaws, or any other agreement, vote of shareholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity as a result of Indemnitee's Corporate Status. In no event shall this Agreement limit the Indemnitee's right to indemnification contained within the Company's Bylaws.

     15. Successors. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.


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     16. Subrogation. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     17. Change in Law. To the extent that a change in Massachusetts law (whether by statute or judicial decision) shall permit broader indemnification or advancement of expenses than is provided under the terms of the Bylaws and this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

     18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     19. Indemnitee as Plaintiff. Except as provided in Sections 10(a) and (c) of this Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any director or officer thereof, or any third party, unless the Board of Directors of the Company has consented to the initiation of such Proceeding. This Section shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

     20. Modifications and Waiver. Except as provided in Section 17 above with respect to changes in Massachusetts law which broaden the right of Indemnitee to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

     21. General Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (i) If to Indemnitee, to the address shown on the signature page hereto.


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          (ii) If to the Company, to:

               Rogers Corporation
               One Technology Drive
               P.O. Box 188
               Rogers, CT 06263-0188
               Attn: Corporate Secretary

or to such other address as may have been furnished in the same manner by any party to the other.

     22. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its rules of conflict of laws. Each of the Company and the Indemnitee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of any court of competent jurisdiction in The Commonwealth of Massachusetts (the "Massachusetts Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Massachusetts Courts and agrees not to plead or claim in any Massachusetts Court that such litigation brought therein has been brought in an inconvenient forum.





                          [Signature Page Follows Next]




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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                               ROGERS CORPORATION



                                               By:
                                                    ----------------------------
                                               Name:
                                               Title:



                                               INDEMNITEE



                                               ---------------------------------
                                               Name:

                                               Address:


                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------




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